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                          ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of May 28, 1998 (this "ASSIGNMENT AGREEMENT"), by and between LONG ISLAND LIGHTING COMPANY, a New York corporation ("LILCO"), MARKETSPAN TRADING SERVICES LLC, a New York limited liability company formerly known as BL ENERGY MANAGEMENT LLC ("Energy Manager") and MARKETSPAN CORPORATION, a New York corporation formerly known as BL HOLDING CORP. ("MKT"), and acknowledged and agreed to by LONG ISLAND POWER AUTHORITY, a corporate municipal instrumentality and political subdivision of the State of New York ("LIPA") and LIPA ACQUISITION CORP., a New York corporation and a wholly owned subsidiary of LIPA ("LIPA Sub").

                              W I T N E S S E T H

         WHEREAS, LIPA, LILCO, MKT and LIPA Sub are parties to that certain Agreement and Plan of Merger, dated as of June 26, 1997 (the "Merger Agreement");

         WHEREAS, in connection with the transactions contemplated by the Merger Agreement, LIPA and LILCO entered into an Energy Management Agreement, dated as of June 26, 1997 (as amended and supplemented up to and including the Closing Date as therein defined, the "EMA"), Section 13.3 of which provided that, effective upon the Closing Date, LILCO shall assign all of its rights, obligations and interests thereunder to MKT or any affiliate thereof;

         WHEREAS, MKT hereby directs LILCO to assign to Energy Manager, its wholly owned subsidiary, all rights, obligations and interests under the EMA to be assigned pursuant to Section 13.3 thereof;

         WHEREAS, in connection with the Merger Agreement and in accordance with the requirements of Section 13.3 of the EMA, MKT will, prior to the Effective Time (as defined in the Merger Agreement), execute a Guaranty Agreement, in substantially the form of the Guaranty Agreement attached to the Merger Agreement as Exhibit E, pursuant to which MKT will, among other things, guarantee the obligations of Energy Manager under the EMA;

         NOW THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

  1 . Definitions. Capitalized terms used herein and not otherwise defined herein have the respective meanings given in the Merger Agreement.

  2. Assignment by LILCO to Energy Manager. Pursuant to the direction of MKT, LILCO hereby assigns to Energy Manager all of its rights, obligations and interests under the EMA.

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3.       Assumption of Liabilities and Obligations by Energy Manager.
         Energy Manager hereby agrees to assume all liabilities and obligations of LILCO under the EMA.

4. Substitution of Energy Manager Where LILCO Appears. The EMA is hereby deemed amended, such that Energy Manager is substituted for LILCO as a named party, as the context may indicate, for all purposes under such Agreement and all references to LILCO in such Agreement shall be deemed to refer to Energy Manager.

5. Acknowledgment by LIPA and LIPA Sub of Assumption, Assignment and Substitution. LIPA and LIPA Sub each hereby acknowledge and confirm that all of the liabilities, obligations, benefits and rights of LILCO under the EMA shall inure hereby to the benefit of Energy Manager under such Agreement.

6. Counterparts. This Assignment Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, LILCO, LIPA, LIPA Sub, MKT and Energy Manager have caused this Assignment Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

  LONG ISLAND LIGHTING COMPANY             MARKETSPAN TRADING SERVICES LLC


  By: /s/ Leonard P. Novello               By: /s/ Joseph E. Fontana
      ----------------------------------       --------------------------------
      Name: Leonard P. Novello                 Name: Joseph E. Fontana
      Title: Senior Vice President/            Title: Vice President
             General Counsel


  MARKETSPAN CORPORATION

  By: /s/ Joseph E. Fontana
      ----------------------------------
      Name: Joseph E. Fontana
      Title: Vice President

  Acknowledged and Agreed to by:

  LONG ISLAND POWER AUTHORITY               LIPA ACQUISITION CORP.

  By: /s/ Seth Hulkower                     By: /s/ Seth Hulkower
      ----------------------------------       --------------------------------
      Name: Seth Hulkower                      Name: Seth Hulkower
      Title: Executive Director                Title: Executive Director

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